Annual Report


1997
1997
1997
1997
1997


SMITH BARNEY
INSTITUTIONAL
CASH
MANAGEMENT
FUND, INC.

-------------
May 31, 1997


LOGO SMITH BARNEY MUTUAL FUNDS

     Investing for your future.
     Every day.

--------------------------------------------------------------------------------
Smith Barney Institutional Cash Management Fund, Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for Smith Barney Institutional Cash Management Fund, Inc. for the fiscal year ended May 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below. In addition, a more detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Cash and Government Portfolio Updates

During the past year, anticipating Federal Reserve Board ("Fed") monetary policy was the focal point for short-term money market investors. As we entered the third quarter of 1996, U.S. economic growth remained robust and an interest-rate increase was widely anticipated by the market. However, the Fed chose not to tighten monetary policy, stating its belief that economic growth would slow, and that decision in turn caused the market to rally.

However, strong economic growth in the fourth quarter of 1996 (3.8% annual rate of growth) and first quarter of 1997 (5.8% annual rate of growth) came as a surprise to the Fed. Because economic growth was higher than Fed Chairman Alan Greenspan expected, causing concerns about potential wage inflation pressures, the Fed made a preemptive move and raised the federal funds rate from 5.25% to 5.50% in March of 1997. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Since that time, the overall economic picture in the U.S. has remained bright. Employment growth is healthy and the rate of unemployment stands at roughly 4.8%. Over the last three months, an average of 214,000 new jobs per month have been created. In our opinion, capital spending by corporations continues to be the main engine fueling the economy. And while economic growth continues to be strong, we believe higher labor productivity, a strong dollar and stiff overseas competition have been the main factors that have kept inflation in check. The tone of the financial markets is positive. In addition, as the federal budget deficit narrows, the supply of Treasuries in the short and long end of the yield curve has been reduced.

Cash and Government Portfolio Strategies

The market has been extremely choppy and Fed policy has provided us with little or no clear direction. Given the market's recent turbulence, higher investor uncertainty and anticipating no meaningful increase in inflation (as reflected in recent bond market yields that are hovering below 7%), we intend to invest across the short-term yield curve when we think the market's risk/reward ratio offers value. Over the next several months, we expect the targeted average maturity of the Cash and Government Portfolios to be approximately 50 days.

Municipal Portfolio Update

During the reporting period, a strong national economy has been beneficial for most state finances. New job creation, higher labor productivity and increased corporate profits have helped push state tax collections way above budget revenue estimates. In fact, during the first half of fiscal year 1997, state tax collections have increased by about 6%. With few spending pressures looming, current state budgets could have large budget surpluses in fiscal year 1998.

June signals the end of the current fiscal year for most state and local governments. A large number of municipalities will come to market with their annual note financing. Currently, one year municipal notes are trading at 67% of the comparable U.S. Treasury bill yield. There appears to be quite a bit of interest from both money market funds and corporate buyers at this current yield ratio. However, with a majority of municipal note supply scheduled to be placed in the market during the later part of June through mid July, we are uncertain that this strong demand in the market will persist.

Municipal Portfolio Strategy

As a large number of municipalities come to market with their annual note supply, we will look for opportunities to extend the Municipal Portfolio's average maturity to the 55-day range. Moreover, because June and July have historically brought large cash inflows into the tax-exempt money market arena, we expect to see lower rates in the variable rate demand market during these months. To mitigate some of the technical factors in the variable rate demand market, we will look to decrease our variable rate position during the months of June and July.

In closing, thank you for investing in the Smith Barney Institutional Cash Management Fund, Inc. We hope the Fund has proven to be a convenient, economical and competitive vehicle for your short-term assets.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman
June 19, 1997

--------------------------------------------------------------------------------
Schedules of Investments                                           May 31, 1997
--------------------------------------------------------------------------------

                                CASH PORTFOLIO

        FACE                                                  ANNUALIZED
       AMOUNT                      SECURITY                     YIELD           VALUE
========================================================================================
BANK NOTE -- 2.3%
  $5,000,000          FCC National matures 3/12/98
                      (Cost -- $4,998,133)                        5.90%       $4,998,133
========================================================================================
COMMERCIAL PAPER -- 40.8%
   3,200,000          Banque Nationale De Paris Canada
                        matures 6/19/97                           5.64         3,191,104
   5,000,000          Credit Suisse/First Boston matures 7/8/97   5.51         4,972,199
   5,000,000          Cregum North America matures 8/12/97        5.71         4,943,700
   7,027,000          Delaware Funding Corp. matures 6/2/97       5.53         7,025,923
   5,000,000          Dresdner U.S. Finance Inc. matures 6/5/97   5.57         4,996,911
   5,000,000          General Motors Acceptance Corp.
                        matures 8/25/97                           5.48         4,937,076
   3,000,000          Goldman Sachs & Co. matures 6/20/97         5.43         2,991,656
   4,800,000          Merrill Lynch & Co.
                        mature 6/4/97 to 6/6/97               5.45 to 5.53     4,797,275
   5,000,000          Morgan Stanley Group matures 7/8/97         5.68         4,971,068
   7,500,000          Nynex matures 6/6/97                        5.52         7,494,260
   5,000,000          Ontario Hydro matures 8/21/97               5.66         4,937,225
   5,000,000          Osterreichische Kontrollbank
                        matures 9/25/97                           5.75         4,910,019
   8,000,000          Phillip Morris Co. matures 6/2/97           5.65         7,998,744
   5,000,000          San Paolo U.S. Finance Corp.
                        matures 6/6/97                            5.45         4,996,264
  10,000,000          Union Bank of Switzerland
                        matures 6/2/97                            5.65         9,998,431
   5,000,000          USAA Capital Corp. matures 6/24/97          5.38         4,983,133
----------------------------------------------------------------------------------------
                      TOTAL COMMERCIAL PAPER
                      (Cost -- $88,144,988)                                   88,144,988
========================================================================================
DOMESTIC CERTIFICATES OF DEPOSIT -- 5.6%
   5,000,000          Bank of America Canada matures 8/26/97      5.70         5,000,000
   7,000,000          Morgan Guaranty matures 9/18/97             5.47         7,006,073
----------------------------------------------------------------------------------------
                      TOTAL DOMESTIC CERTIFICATES OF DEPOSIT
                      (Cost -- $12,006,073)                                   12,006,073
========================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 25.8%
  10,000,000          Canadian Imperial Bank matures 6/11/97      5.45        10,000,000
   8,000,000          Deutsche Bank mature 1/6/98 to 1/30/98  5.73 to 5.85     7,998,133
   9,000,000          Rabo Bank mature 12/4/97 to 2/3/98      5.54 to 5.70     9,000,750
   5,000,000          Royal Bank of Canada matures 1/7/98         5.80         4,998,215
  10,000,000          Societe Generale NY
                        mature 7/11/97 to 11/24/97            5.45 to 5.85    10,000,697

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                                May 31, 1997
--------------------------------------------------------------------------------


                                CASH PORTFOLIO

        FACE                                                  ANNUALIZED
       AMOUNT                      SECURITY                     YIELD           VALUE
========================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 25.8% (continued)
  $5,800,000          Swiss Bank matures 6/23/97                  5.53%       $5,800,070
   8,000,000          Westdeutsche Landesbank
                      mature 7/10/97 to 11/24/97               5.65 to 5.82    8,000,168
----------------------------------------------------------------------------------------
                      TOTAL FOREIGN CERTIFICATES OF DEPOSIT
                      (Cost -- $55,798,033)                                   55,798,033
========================================================================================
MEDIUM TERM NOTES -- 3.3%
   2,000,000          Ford Motor Credit Corp. matures 2/26/98     5.65         2,005,804
   5,000,000          Merrill Lynch matures 1/26/98               5.71         4,999,284
----------------------------------------------------------------------------------------
                      TOTAL MEDIUM TERM NOTES
                      (Cost -- $7,005,088)                                     7,005,088
========================================================================================
TIME DEPOSITS -- 22.2%
  10,000,000          Bank Austriaengesellschaft matures 6/2/97   5.63        10,000,000
   7,942,000          Chase Manhattan Bank matures 6/2/97         5.63         7,942,000
  10,000,000          Credit Agricole matures 6/2/97              5.63        10,000,000
  10,000,000          NationsBank matures 6/2/97                  5.63        10,000,000
  10,000,000          Republic National Bank matures 6/2/97       5.63        10,000,000
----------------------------------------------------------------------------------------
                      TOTAL TIME DEPOSITS
                      (Cost -- $47,942,000)                                   47,942,000
========================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $215,894,315**)                              $215,894,315
========================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                                May 31, 1997
--------------------------------------------------------------------------------

                             GOVERNMENT PORTFOLIO


        FACE                                                  ANNUALIZED
       AMOUNT                      SECURITY                     YIELD           VALUE
========================================================================================
U.S. AGENCIES AND INSTRUMENTALITIES -- 96.8%
 $37,000,000          Federal Farm Credit Bank
                        mature 6/2/97 to 7/31/97              5.36% to 5.45% $36,966,503
  39,000,000          Federal Home Loan Bank
                        mature 6/2/97 to 7/31/97              5.35  to 5.61   38,952,190
  33,105,000          Federal Home Loan Mortgage Corp.
                        mature 6/2/97 to 8/27/97              5.36  to 5.53   33,028,767
  38,690,000          Federal National Mortgage Association
                        mature 6/2/97 to 11/24/97             5.33  to 5.66   38,505,144
----------------------------------------------------------------------------------------
                      TOTAL U.S. AGENCIES AND
                        INSTRUMENTALITIES
                      (Cost -- $147,452,604)                                 147,452,604
========================================================================================
REPURCHASE AGREEMENT -- 3.2%
   4,842,000          Morgan Stanley, 5.48% due 6/2/97;
                      Proceeds at maturity -- $4,844,211;
                      (Fully collateralized by U.S. Treasury Notes,
                      6.50% due 5/15/02; Market value --
                      $4,946,122) (Cost -- $4,842,000)                         4,842,000
========================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $152,294,604**)                              $152,294,604
========================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                                May 31, 1997
--------------------------------------------------------------------------------

                              MUNICIPAL PORTFOLIO


    FACE
   AMOUNT    VALUE                    SECURITY                               VALUE
====================================================================================
Alaska -- 3.9%
$  900,000   VMIG 1*  Alaska HFA Part, AMBAC-Insured, 3.95%(a)            $  900,000
------------------------------------------------------------------------------------
Arizona -- 13.7%
                      Apache County, AZ IDA IDR (Tucson Electric Power):
 1,000,000   VMIG 1*    Series 1981A, 3.90%(a)                             1,000,000
 1,200,000   VMIG 1*    Series 1983A, 3.90%(a)                             1,200,000
 1,000,000   VMIG 1*    Series 1983B, 3.95%(a)                             1,000,000
------------------------------------------------------------------------------------
                                                                           3,200,000
------------------------------------------------------------------------------------
California -- 4.3%
 1,000,000   SP-1+    California State RAN, Series A, 4.50% due 6/30/97    1,000,405
------------------------------------------------------------------------------------
Colorado -- 9.4%
 1,200,000   VMIG 1*  Colorado Health Facilities Authority,
                        (National Benevolent Association), 3.95%(a)        1,200,000
 1,000,000   A-1+     Denver Colorado City and County MFH,
                        (Seasons Apartments Project), 4.00%(a)             1,000,000
------------------------------------------------------------------------------------
                                                                           2,200,000
------------------------------------------------------------------------------------
Delaware -- 2.1%
   500,000   A-1+     Delaware State EDA, (Hospital Billing Collection
                        Service), MBIA-Insured, Series A, 4.00%(a)           500,000
------------------------------------------------------------------------------------
Florida -- 9.4%
 1,000,000   VMIG 1*  Broward County, FL MFH, (Welleby Apartments Project),
                        4.00%(a)                                           1,000,000
   500,000   A-1+     Palm Beach County, FL TECP, (Pooled Hospital),
                        MBIA-Insured, 3.85% due 7/30/97                      500,000
   700,000   VMIG 1*  West Orange Memorial Hospital Subseries 1991A,
                        TECP, 3.65% due 8/21/97                              700,000
------------------------------------------------------------------------------------
                                                                           2,200,000
------------------------------------------------------------------------------------
Georgia -- 4.7%
 1,100,000   A-1      Clayton County, GA MFH,
                        Rainwood Development, 4.08%(a)                     1,100,000
------------------------------------------------------------------------------------
Louisiana -- 2.2%
   500,000   AAA      Louisiana State GO Series A, FSA-Insured,
                        6.60% due 8/1/97                                     502,140
------------------------------------------------------------------------------------
Massachusetts -- 4.3%
 1,000,000   SP-1     Massachusetts State GO, Series A, 4.25% due 6/10/97  1,000,095
------------------------------------------------------------------------------------
Michigan -- 7.3%
   700,000   A-1+     Michigan State Building Authority TECP, Series 1,
                        3.80% due 9/4/97                                     700,000
 1,000,000   A-1+     Michigan State HDA, Series C, 3.90%(a)               1,000,000
------------------------------------------------------------------------------------
                                                                           1,700,000
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                                May 31, 1997
--------------------------------------------------------------------------------

                              MUNICIPAL PORTFOLIO

    FACE
   AMOUNT    VALUE                    SECURITY                               VALUE
====================================================================================
New York -- 6.4%
$  500,000   A-1+     Municipal Assistant Corp. New York Series F, TECP,
                        AMBAC-Insured, 3.85% due 8/7/97                   $  500,000
 1,000,000   SP-1+    New York City RAN, Series B, 4.50% due 6/30/97       1,000,732
------------------------------------------------------------------------------------
                                                                           1,500,732
------------------------------------------------------------------------------------
Oklahoma -- 4.9%
 1,145,000   NR       Adair County Oklahoma IDR (Baldor Electric Co.
                        Project),  3.95%(a)                                1,145,000
------------------------------------------------------------------------------------
Pennsylvania -- 6.4%
   500,000   A-1      Pennsylvania Commonwealth GO BAN Series 1997A,
                        TECP, 3.80% due 7/28/97                              500,000
 1,000,000   AAA      Pennsylvania Intergovernmental Co-op Authority
                        Special Tax Revenue, (Philadelphia Funding
                        Program), FGIC-Insured, 5.00% due 6/15/97          1,000,483
------------------------------------------------------------------------------------
                                                                           1,500,483
------------------------------------------------------------------------------------
Tennessee -- 4.3%
 1,000,000   VMIG 1*  Tennessee State Local Development Authority BAN,
                        Series A, 4.25% due 5/28/98                        1,003,323
------------------------------------------------------------------------------------
Texas -- 8.6%
 1,000,000   A-1+     Hunt County Texas IDC (Trico Industries), 3.90%(a)   1,000,000
 1,000,000   SP-1+    Texas State TRAN, Series A, 4.75% due 8/29/97        1,002,876
------------------------------------------------------------------------------------
                                                                           2,002,876
------------------------------------------------------------------------------------
Utah -- 4.3%
 1,000,000   VMIG 1*  Salt Lake County, Utah Housing Authority
                        (Sandy Retirement Center), 3.85%(a)                1,000,000
------------------------------------------------------------------------------------
West Virginia -- 3.8%
   885,000   NR#      Harrison County West Virginia Nursing Facility
                        (Salem Health Care Corp.), 4.00% due 9/1/97(b)       884,398
------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $23,339,452**)                            $23,339,452
====================================================================================

(a) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(b)     Variable rate obligation payable at par on demand on the date indicated.

# Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Directors has determined this security to be considered as a first tier quality issue due to enhancement features; such as insurance and/or an irrevocable letter of credit.

** Aggregate cost for Federal income tax purposes is substantially the same.

        See page 8 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

NR --   Indicates that the bond is not rated by Moody's or Standard & Poor's.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC  --      AMBAC Indemnity Corporation
BAN    --      Bond Anticipation Notes
EDC    --      Economic Development Corporation
EFA    --      Educational Facilities Authority
ETM    --      Escrowed to Maturity
FGIC   --      Financial Guaranty Insurance Company
FRTC   --      Floating Rate Trust Certificates
FSA    --      Financial Security Assurance
GO     --      General Obligation
HDA    --      Housing Development Authority
HEFA   --      Health and Educational Facilities Authority
HFA    --      Housing Finance Authority
IDA    --      Industrial Development Authority
IDB    --      Industrial Development Board
IDC    --      Industrial Development Corporation
IDR    --      Industrial Development Revenue
MBIA   --      Municipal Bond Investor's Assurance Corporation
MFH    --      Multi-Family Housing
PART   --      Partnership Structure
PCFA   --      Pollution Control Finance Authority
PCR    --      Pollution Control Revenue
PFA    --      Public Facilities Authority
RAN    --      Revenue Anticipation Notes
RAW    --      Revenue Anticipation Warrants
STEM   --      Short-Term Extendable Maturity
TAN    --      Tax Anticipation Notes
TECP   --      Tax Exempt Commercial Paper
TOB    --      Tender Option Bond
TRAN   --      Tax & Revenue Anticipation Notes
USD    --      United School District
VHA    --      Veterans Housing Authority

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                May 31, 1997
--------------------------------------------------------------------------------

                                            Cash       Government     Municipal
                                         Portfolio     Portfolio      Portfolio
================================================================================
ASSETS:
 Investments, at amortized cost       $215,894,315   $152,294,604    $23,339,452
 Cash                                          279            424         39,525
 Interest receivable                     1,182,346          1,474        249,387
 Receivable from manager                      --           11,625         34,497
 Prepaid registration fees                 435,825        101,190         85,905
 Other receivables                          11,182           --             --
--------------------------------------------------------------------------------
 Total Assets                          217,523,947    152,409,317     23,748,766
================================================================================
LIABILITIES:
 Dividend payable                        1,104,953        545,553         71,702
 Management fee payable                    348,280           --             --
 Accrued expenses                           15,729         23,552         11,066
--------------------------------------------------------------------------------
 Total Liabilities                       1,468,962        569,105         82,768
--------------------------------------------------------------------------------
Total Net Assets                      $216,054,985   $151,840,212    $23,665,998
================================================================================
NET ASSETS CONSIST OF:
 Capital Stock
   (25,000,000,000 shares
   authorized for each Portfolio;
   par value $0.00001 per share)      $      2,161   $      1,518    $       237
 Capital paid in excess
   of par value                        216,052,824    151,838,694     23,665,611
 Accumulated net realized gain
   from security transactions                 --             --              150
--------------------------------------------------------------------------------
Total Net Assets                      $216,054,985   $151,840,212    $23,665,998
================================================================================
Shares Outstanding                     216,054,985    151,840,212     23,665,848
--------------------------------------------------------------------------------
Net Asset Value                              $1.00          $1.00          $1.00
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations                         For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

                                            Cash      Government     Municipal
                                         Portfolio     Portfolio     Portfolio
================================================================================
INVESTMENT INCOME:

 Interest                              $11,834,022    $4,551,017    $1,539,659
--------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 2)                  585,305       227,516       117,100
 Shareholder and system servicing fees      54,198        18,360        16,200
 Audit and legal                            34,000        17,354        15,700
 Custody                                    33,645        15,000         8,500
 Shareholder communications                 22,500        10,038         3,797
 Directors' fees                            17,600        15,500        11,000
 Rating service fees                        16,500        23,170          --
 Registration fees                           6,750        37,750         5,400
 Other                                       3,517           500          --
--------------------------------------------------------------------------------
 Total Expenses                            774,015       365,188       177,697
 Less: Management fee waiver              (276,042)     (185,969)      (87,762)
--------------------------------------------------------------------------------
 Net Expenses                              497,973       179,219        89,935
--------------------------------------------------------------------------------
Net Investment Income                   11,336,049     4,371,798     1,449,724
--------------------------------------------------------------------------------
Net Realized Gain (Loss) From
 Security Transactions                      (8,615)          935           150
--------------------------------------------------------------------------------
Increase in Net Assets From
 Operations                            $11,327,434    $4,372,733    $1,449,874
================================================================================

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended May 31, 1997
and the Period Ended May 31, 1996(a)


                                                           Cash
                                                         Portfolio
                                             --------------------------------
                                                    1997             1996(a)
=============================================================================
OPERATIONS:
  Net investment income                       $ 11,336,049    $     9,396,139
  Net realized gain (loss)                          (8,615)             4,721
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations        11,327,434          9,400,860
-----------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
  Net investment income                        (11,327,434)        (9,396,139)
  Net realized gains                                  --               (4,721)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders               (11,327,434)        (9,400,860)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Proceeds from sale of shares               2,494,752,162      1,533,423,459
  Net asset value of shares issued
    for reinvestment of dividends               10,205,595          8,039,265
  Cost of shares reacquired                 (2,566,474,582)    (1,263,890,914)
-----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions               (61,516,825)       277,571,810
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets              (61,516,825)       277,571,810

NET ASSETS:
  Beginning of year                            277,571,810               --
-----------------------------------------------------------------------------
  End of year                              $   216,054,985    $   277,571,810
=============================================================================

(a) For the period from June 16, 1995 (commencement of operations) to May 31, 1996.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Year Ended May 31, 1997
and the Period Ended May 31, 1996(a)

                                                        Government
                                                        Portfolio
                                              ------------------------------
                                                    1997           1996(a)
============================================================================
OPERATIONS:
  Net investment income                       $   4,371,798    $   2,014,475
  Net realized gain                                     935            1,574
----------------------------------------------------------------------------
  Increase in Net Assets From Operations          4,372,733        2,016,049
----------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
  Net investment income                          (4,371,798)      (2,014,475)
  Net realized gains                                   (935)          (1,574)
----------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                (4,372,733)      (2,016,049)
----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Proceeds from sale of shares                  913,598,746      434,782,708
  Net asset value of shares issued
    for reinvestment of dividends                 3,795,637        1,684,998
  Cost of shares reacquired                    (823,251,900)    (378,769,977)
----------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                      94,142,483       57,697,729
----------------------------------------------------------------------------
Increase in Net Assets                           94,142,483       57,697,729
NET ASSETS:
  Beginning of year                              57,697,729             --
----------------------------------------------------------------------------
  End of year                                 $ 151,840,212    $  57,697,729
============================================================================

(a) For the period from June 16, 1995 (commencement of operations) to May 31, 1996.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Year Ended May 31, 1997
and the Period Ended May 31, 1996(a)

                                                        Municipal
                                                        Portfolio
                                            -----------------------------
                                                 1997           1996(a)
=========================================================================
OPERATIONS:
  Net investment income                     $  1,449,724    $     845,796
  Net realized gain                                  150             --
-------------------------------------------------------------------------
  Increase in Net Assets From Operations       1,449,874          845,796
-------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
  Net investment income                       (1,449,724)        (845,796)
-------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders             (1,449,724)        (845,796)
-------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Proceeds from sale of shares               475,271,011      307,764,680
  Net asset value of shares issued
    for reinvestment of dividends              1,332,993          668,104
  Cost of shares reacquired                 (512,246,550)    (249,124,390)
-------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions             (35,642,546)      59,308,394
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets            (35,642,396)      59,308,394

NET ASSETS:
  Beginning of year                           59,308,394             --
-------------------------------------------------------------------------
  End of year                              $  23,665,998    $  59,308,394
=========================================================================

(a) For the period from June 16, 1995 (commencement of operations) to May 31, 1996.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

  Smith Barney Institutional Cash Management Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of three separate investment portfolios ("Portfolios"): Cash Portfolio ("Cash"), Government Portfolio ("Government") and Municipal Portfolio ("Municipal").

  The significant accounting policies consistently followed by the Portfolios are: (a) transactions in money market instruments and government obligations are accounted for on trade date; (b) the Portfolios use the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (e) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to be relieved from substantially all Federal income and excise taxes; and (f) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. As compensation for its services, each Portfolio pays SBMFM a management fee calculated at an annual rate of 0.27% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

  For the year ended May 31, 1997, SBMFM waived a portion of its management fees for the Cash, Government and Municipal Portfolios, respectively.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

  All officers and one Director of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Dividends, Exempt-Interest Dividends and Other
   Distributions

  Each Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in each respective portfolio's shares on the payable date.

  Furthermore, Municipal intends to satisfy conditions that will enable interest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such status when distributed to its shareholders.

  Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Repurchase Agreements

  The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

  At May 31, 1997, the Fund had 75,000,000,000 shares of capital stock authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares within the Portfolios. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each Portfolio were as follows:

                                         Year Ended             Period Ended
                                        May 31, 1997           May 31, 1996(a)
==============================================================================
Cash Portfolio
  Shares sold                          2,494,752,162            1,533,423,459
  Shares issued on reinvestment           10,205,595                8,039,265
  Shares redeemed                     (2,566,474,582)          (1,263,890,914)
-----------------------------------------------------------------------------
  Net Increase (Decrease)                (61,516,825)             277,571,810
=============================================================================
Government Portfolio
  Shares sold                            913,598,746              434,782,708
  Shares issued on reinvestment            3,795,637                1,684,998
  Shares redeemed                       (823,251,900)            (378,769,977)
-----------------------------------------------------------------------------
  Net Increase                            94,142,483               57,697,729
=============================================================================
Municipal Portfolio
  Shares sold                            475,271,011              307,764,680
  Shares issued on reinvestment            1,332,993                  668,104
  Shares redeemed                       (512,246,550)            (249,124,390)
-----------------------------------------------------------------------------
  Net Increase (Decrease)                (35,642,546)              59,308,394
=============================================================================

(a) Transactions are for the period from June 16, 1995 (commencement of operations) to May 31, 1996.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Cash Portfolio                                         1997           1996(1)
=============================================================================
Net Asset Value, Beginning of Year                 $   1.00        $  1.00
-----------------------------------------------------------------------------
  Net investment income (2)                           0.052          0.053
  Distributions from net investment income           (0.052)        (0.053)
  Distributions from net realized gains                  --         (0.000)*
-----------------------------------------------------------------------------
Net Asset Value, End of Year                       $   1.00        $  1.00
-----------------------------------------------------------------------------
Total Return                                           5.35%          5.44%++
-----------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $ 216,055       $ 277,572
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                         0.23%          0.15%+
  Net investment income                                5.23           5.43+
=============================================================================

(1) For the period from June 16, 1995 (commencement of operations) to May 31, 1996.
(2) The Manager has waived a portion of its fees for the Portfolio for the year ended May 31, 1997 and the period ended May 31, 1996. If the Manager had not agreed to the fee waiver, the per share effect on net investment income and the ratio of expenses to average net assets would have been:

                                        Per Share
                                     Decrease to Net       Expense Ratio
                                    Investment Income    Without Fee Waiver
                                    -----------------    ------------------
                                    1997      1996(1)    1997       1996(1)
                                    ----      -------    ----       -------
Cash Portfolio                     $0.001     $0.001     0.36%       0.39%+

*      Amount represents less than $0.001.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+      Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Government Portfolio                                  1997            1996(1)
================================================================================
Net Asset Value, Beginning of Year                      $1.00           $1.00
--------------------------------------------------------------------------------
  Net investment income (2)                             0.052           0.052
  Distributions from net investment income             (0.052)         (0.052)
  Distributions from net realized gains                (0.000)*        (0.000)*
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $1.00           $1.00
--------------------------------------------------------------------------------
Total Return                                             5.29%           5.36%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $151,840         $57,698
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                           0.21%           0.16%+
  Net investment income                                  5.18            5.28+
================================================================================

(1) For the period from June 16, 1995 (commencement of operations) to May 31, 1996.
(2) The Manager has waived a portion of its fees for the Portfolio for the year ended May 31, 1997 and the period ended May 31, 1996. If the Manager had not agreed to the fee waiver, the per share effect on net investment income and the ratio of expenses to average net assets would have been:

                                        Per Share
                                     Decrease to Net       Expense Ratio
                                    Investment Income    Without Fee Waiver
                                    -----------------    ------------------
                                     1997     1996(1)     1997      1996(1)
                                    ------    -------    ------     -------
        Government Portfolio        $0.001     $0.002     0.43%      0.55%+

*      Amount represents less than $0.001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+      Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Municipal Portfolio                                  1997             1996(1)
================================================================================
Net Asset Value, Beginning of Year                  $ 1.00            $ 1.00
--------------------------------------------------------------------------------
  Net investment income (2)                          0.034             0.035
  Dividends from net investment income              (0.034)           (0.035)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 1.00            $ 1.00
--------------------------------------------------------------------------------
Total Return                                          3.40%             3.55%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $ 23,666          $ 59,308
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                        0.21%             0.15%+
  Net investment income                               3.34              3.46+
================================================================================

(1) For the period from June 16, 1995 (commencement of operations) to May 31, 1996.
(2) The Manager has waived all or part of its fees for the Portfolio for the year ended May 31, 1997 and the period ended May 31, 1996. In addition, the Manager has agreed to reimburse the Portfolio for $63,835 in expenses for the period ended May 31, 1996. If the Manager had not agreed to the fee waiver and the expense reimbursement, the per share effect on net investment income and the ratio of expenses to average net assets would have been:

                                 Per Share                Expense Ratio
                              Decrease to Net          Without Fee Waiver
                             Investment Income         and Reimbursement
                             -----------------         ------------------
                              1997      1996(1)         1997    1996(1)
                             ------     -------        ------   -------
        Municipal Portfolio  $0.004     $0.003          0.41%    0.69%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+      Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

   For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1997:

   o 100.00% of the dividends paid by the Municipal Portfolio from net investment income as tax-exempt for regular Federal income tax purposes.

   Percentage of dividends paid by the Fund from net investment income derived from Federal obligations that may be exempt from taxation at the state level:

   o Cash Portfolio              1.47%
   o Government Portfolio       86.24%

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of Smith
Barney Institutional Cash Management Fund, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Cash, Government and Municipal Portfolios of Smith Barney Institutional Cash Management Fund, Inc. as of May 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 16, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash, Government and Municipal Portfolios of Smith Barney Institutional Cash Management Fund, Inc. as of May 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from June 16, 1995 to May 31, 1996, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

New York, New York
July 14, 1997

Smith Barney
Institutional
Cash Management
Fund, Inc.


Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White


Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis Zahorodny
Investment Officer

Lawrence T. McDermott
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


Investment Manager
Smith Barney Mutual Funds
Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Institutional Cash Management Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INSTITUTIONAL
CASH MANAGEMENT
FUND, INC.

388 Greenwich Street
New York, New York 10013

FD2405 7/97